Exhibit 99.1
Expense Reclassification Explanation Supplement to the First Quarter 2010 Earnings Release Filed on Form 8-k May 3, 2010

2 Forward Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Table of Contents Background for the Expense Reclassification Changes to the Income Statement Expense Line Items 2009 Year End Income Statement Reflecting the Expense Reclassification 2009 Quarterly and Annual Income Statements - As Reported and After the Expense Reclassification 2009 Select Financial Data - As Reported and After the Expense Reclassification After the Expense Reclassification, Q1 2010 vs. Q1 2009 Q1 2010 Pro Forma Income Statement without the Expense Reclassification

4 Background for the Expense Reclassification We recently completed a comprehensive cost study to analyze our internal expenses As a result, we have refined our process for tracking expenses on a functional basis and can more accurately allocate internal expenses based on the following categories: Net losses and loss adjustment expenses Policy acquisition and other underwriting expenses General, selling & administrative expenses General corporate expenses By better aligning the allocation of expenses with the revenue sources and financial statement captions we believe that we have enhanced the transparency of our financial reporting in the following ways: Our combined ratio, a non-GAAP measure, can now be re-calculated from the consolidated statement of income The expense categories are aligned with revenues on a functional basis These reclassifications have no impact on consolidated net income or operating earnings The presentation of the financial statements related to our first quarter 2010 results reflect the new expense classifications In our earnings release, we reclassified first quarter 2009 expenses to facilitate a year over year comparison All future earnings releases as well as quarterly and annual filings will be presented consistently with the reclassified presentation described herein To facilitate future 2010 year over year comparisons, this document provides a comparison that converts 2009 quarterly and annual reported results to the new format This document also includes first quarter 2010 results as if we had not undertaken the expense reclassification

5 Changes to the Income Statement Expense Line Items Prior to the Expense Reclassification After the Expense Reclassification Expense Line Items Description of Changes Net losses and loss adjustment expenses This category now reflects all applicable loss and loss adjustment expenses, including the portion of internal salaries and benefits and administrative expenses that had previously been reported in other expense captions. As a result, the loss and loss adjustment expense ratio can be recalculated directly from the income statement. Policy acquisition and other underwriting expenses This category now reflects all applicable policy acquisition and other underwriting expenses, including the portion of internal salaries and benefits and other administrative expenses that had previously been reported in other expense captions. This category also includes bad debt expense and policyholder dividends that were previously included in other administrative expenses and were not included in our expense ratio reconciliation. General selling & administrative expenses This new income statement caption reflects all expenses associated with activities related to commissions and fee for service activities. These expenses were previously reported as a portion of salaries and benefits and other administrative expenses. Expenses related to the generation of managed fee revenue and net commission revenue General corporate expense This new income statement caption reflects costs related to other overhead and holding company expenses such as certain management compensation, director/board fees, and SEC fees. Amortization Expense No change Interest expense No change General Corprate Expenses Expenses related to our underwriting activities Expense Line Items Description of Changes Consolidated net losses and loss adjustment expenses This expense cateogry included all loss and loss adjustment expenses, but did not include the portion of internal salaries and benefits and administrative expenses related to claims. Consolidated policy acquisition and other underwriting expenses This expense cateogry included all policy acquisition and other underwriting expenses, but did not include the portion of internal salaries and benefits and administrative expenses related to underwriting. Other administrative expenses This category included a variety of administrative expenses including audit, legal, depreciation, corporate insurance, bad debt expense and policyholder dividends. Subsequent to the expense reclassificiation, these items have been allocated to (1) net losses and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expense based on the character of the expense. Salaries & employee benefits This category included all salary and benefit expenses incurred from Meadowbrook, Inc. employees. Subsequent to the expense reclassification these expenses have been allocated to (1) net losses and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expenses based on the character of the expense. Amortization expense No change Interest expense No change

2009 Year End Income Statement Reflecting the Expense Reclassification

MEADOWBROOK INSURANCE GROUP

Year End 2009

NOTE: Net Income and Operating Income are NOT impacted by the revised presentation.

Reclass Descriptions:

(A) Salaries and benefits have been allocated to (1) net loss and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expense based on the character of these expenses. In prior periods, salaries and benefits were included as a separate expense category. This category has now been eliminated.

(B) Other administrative expenses have been allocated to (1) net loss and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expense based on the character of these expenses. In prior periods, other administrative expenses were included as a separate expense category. This category has now been eliminated.

(C) Policy acquisition and other underwriting expenses have been adjusted to include charges related to bad debt expense and policyholder dividends. Previously these expenses were included in other administrative expenses and were excluded from the expense ratio and combined ratio calculations. This change increased the expense ratio in the revised presentation.

(In Thousands, Except Share & Per Share Data)

	Year End 2009		
	Actual Year End 2009	Year End 2009 Reclass	Year End Revised Presentation
INCOME STATEMENT			
REVENUES			
Net premiums earned	$ 539,602	$ -	$ 539,602
Commissions and fees (net)	37,881		37,881
Net investment income	50,366		50,366
Net capital gains (losses)	(225)		(225)
Total Revenues	627,624		627,624
EXPENSES			
Net losses & loss adj. expenses	307,087	20,339	327,426
Salaries and employee benefits	80,923	(80,923) **(A)**	-
Policy acquisition and other underwriting expenses	110,715	64,419	175,134
Other Administrative expenses	39,413	(39,413) **(B)**	-
General selling & administrative expenses	-	29,601	29,601
General Corporate Expense	-	5,977	5,977
Amortization expense	5,781	-	5,781
Interest expense	10,596	-	10,596
Total Expenses	554,515	-	554,515
PRETAX INCOME	73,109	-	73,109
Income tax expense	21,321		21,321
Equity earnings of affiliates, net of tax	874		874
Equity earnings of unconsolidated subsidiaries, net of tax	(12)		(12)
NET INCOME	$ 52,650	$ -	$ 52,650
OPERATING INCOME	$ 53,515	$ -	$ 53,515
Amortization expense	5,781	-	5,781
OPERATING INCOME, excluding amortization expense	$ 59,296	$ -	$ 59,296
OPERATING RATIO ANALYSIS			
Net premiums earned	$ 539,602	$ -	$ 539,602
Consolidated net loss and LAE	307,087	20,339	327,426
Intercompany fees	20,339	(20,339)	-
Unconsolidated net loss and LAE	327,426	-	327,426
GAAP Loss Ratio	**60.7%**	**0.0%**	**60.7%**
Consolidated policy acquisition and other underwriting expenses	110,715	64,419 **(C)**	175,134
Intercompany administrative and other underwriting expenses	61,422	(61,422)	-
Unconsolidated policy acquisition and other underwriting expenses	172,137	2,997	175,134
GAAP Expense Ratio	**31.9%**	**0.6%**	**32.5%**
GAAP Combined Ratio	**92.6%**	**0.6%**	**93.2%**
Other insurance company expenses previously included in other administrative costs not included in unconsolidated other underwriting expenses [1]	2,997	(2,997) **(C)**	-

6

2009 Quarterly and Annual Income Statements – As Reported and After the Expense Reclassification

MEADOWBROOK INSURANCE GROUP

As Reported

(In Thousands, Except Share & Per Share Data)

	2009				
	Q1 *Unaudited*	Q2 *Unaudited*	Q3 *Unaudited*	Q4 *Unaudited*	Full Year *Audited*
INCOME STATEMENT					
REVENUES					
Net premiums earned	$ 129,038	$ 127,140	$ 137,399	$ 146,025	$ 539,602
Commissions and fees (net)	10,237	8,396	10,753	8,495	37,881
Net investment income	12,342	12,397	12,764	12,863	50,366
Net capital gains (losses)	(1,992)	(958)	(742)	3,467	(225)
Total Revenues	149,625	146,975	160,174	170,850	627,624
EXPENSES					
Net losses and loss adjustment expenses	69,787	70,464	83,553	83,283	307,087
Salaries and employee benefits	19,827	19,945	19,630	21,521	80,923
Policy acquisition and other underwriting expenses	23,969	27,139	28,824	30,783	110,715
Other administrative expenses	10,393	9,917	9,013	10,090	39,413
Amortization expense	1,508	1,420	1,422	1,431	5,781
Interest expense	2,782	2,659	2,620	2,535	10,596
Total Expenses	128,266	131,544	145,062	149,643	554,515
PRETAX INCOME	21,359	15,431	15,112	21,207	73,109
Income tax expense	7,869	3,823	4,156	5,473	21,321
Equity earnings of affiliates, net of tax	-	-	-	874	874
Equity earnings of unconsolidated subsidiaries, net of tax	50	37	62	(161)	(12)
NET INCOME	$ 13,540	$ 11,645	$ 11,018	$ 16,447	$ 52,650

After the Expense Reclassification

(In Thousands, Except Share & Per Share Data)

	2009				
	Q1 *Unaudited*	Q2 *Unaudited*	Q3 *Unaudited*	Q4 *Unaudited*	Full Year *Unaudited*
INCOME STATEMENT					
REVENUES					
Net premiums earned	$ 129,038	$ 127,140	$ 137,399	$ 146,025	$ 539,602
Commissions and fees (net)	10,237	8,396	10,753	8,495	37,881
Net investment income	12,342	12,397	12,764	12,863	50,366
Net capital gains (losses)	(1,992)	(958)	(742)	3,467	(225)
Total Revenues	149,625	146,975	160,174	170,850	627,624
EXPENSES					
Net losses and loss adjustment expenses	74,895	75,459	88,602	88,470	327,426
Policy acquisition and other underwriting expenses	38,993	43,092	43,087	49,962	175,134
General selling and administrative expenses	8,166	7,594	8,277	5,564	29,601
General corporate expenses	1,922	1,320	1,054	1,681	5,977
Amortization expense	1,508	1,420	1,422	1,431	5,781
Interest expense	2,782	2,659	2,620	2,535	10,596
Total Expenses	128,266	131,544	145,062	149,643	554,515
PRETAX INCOME	21,359	15,431	15,112	21,207	73,109
Income tax expense	7,869	3,823	4,156	5,473	21,321
Equity earnings of affiliates, net of tax	-	-	-	874	874
Equity earnings of unconsolidated subsidiaries, net of tax	50	37	62	(161)	(12)
NET INCOME	$ 13,540	$ 11,645	$ 11,018	$ 16,447	$ 52,650

7

2009 Select Financial Data – As Reported and After the Expense Reclassification

MEADOWBROOK INSURANCE GROUP

As Reported

(In Thousands, Except Share & Per Share Data)

	2009 Q1 Unaudited	2009 Q2 Unaudited	2009 Q3 Unaudited	2009 Q4 Unaudited	Full Year Unaudited
OPERATING INCOME	$ 16,337	$ 11,932	$ 11,688	$ 13,558	$ 53,515
Amortization expense	1,508	1,420	1,422	1,431	5,781
OPERATING INCOME, excluding amortization expense	$ 17,845	$ 13,352	$ 13,110	$ 14,989	$ 59,296
OPERATING RATIO ANALYSIS					
Net premiums earned	$ 129,038	$ 127,140	$ 137,399	$ 146,025	$ 539,602
Consolidated net loss and LAE	69,787	70,464	83,553	83,283	307,087
Intercompany fees	5,108	4,995	5,049	5,187	20,339
Unconsolidated net loss and LAE	74,895	75,459	88,602	88,470	327,426
GAAP Loss Ratio	**58.0%**	**59.4%**	**64.5%**	**60.6%**	**60.7%**
Consolidated policy acquisition and other underwriting expenses	23,969	27,139	28,824	30,783	110,715
Intercompany administrative and other underwriting expenses	14,366	15,201	13,428	18,427	61,422
Unconsolidated policy acquisition and other underwriting expenses	38,335	42,340	42,252	49,210	172,137
GAAP Expense Ratio	**29.7%**	**33.3%**	**30.8%**	**33.7%**	**31.9%**
GAAP Combined Ratio	**87.7%**	**92.7%**	**95.3%**	**94.3%**	**92.6%**
Other insurance company expenses previously included in other administrative costs not included in unconsolidated other underwriting expenses (1)	658	751	836	752	2,997

After the Expense Reclassification

(In Thousands, Except Share & Per Share Data)

	2009 Q1 Unaudited	2009 Q2 Unaudited	2009 Q3 Unaudited	2009 Q4 Unaudited	Full Year Unaudited
OPERATING INCOME	$ 16,337	$ 11,932	$ 11,688	$ 13,558	$ 53,515
Amortization expense	1,508	1,420	1,422	1,431	5,781
OPERATING INCOME, excluding amortization expense	$ 17,845	$ 13,352	$ 13,110	$ 14,989	$ 59,296
OPERATING RATIO ANALYSIS					
Net premiums earned	$ 129,038	$ 127,140	$ 137,399	$ 146,025	$ 539,602
Consolidated net loss and LAE	74,895	75,459	88,602	88,470	327,426
Intercompany fees	-	-	-	-	-
Unconsolidated net loss and LAE	74,895	75,459	88,602	88,470	327,426
GAAP Loss Ratio	**58.0%**	**59.4%**	**64.5%**	**60.6%**	**60.7%**
Consolidated policy acquisition and other underwriting expenses	38,993	43,092	43,087	49,962	175,134
Intercompany administrative and other underwriting expenses	-	-	-	-	-
Unconsolidated policy acquisition and other underwriting expenses	38,993	43,092	43,087	49,962	175,134
GAAP Expense Ratio	**30.2%**	**33.9%**	**31.4%**	**34.2%**	**32.5%**
GAAP Combined Ratio	**88.2%**	**93.3%**	**95.9%**	**94.8%**	**93.2%**
Other insurance company expenses previously included in other administrative costs not included in unconsolidated other underwriting expenses (1)	-	-	-	-	-

(1)) Policy acquisition and other underwriting expenses have been adjusted to include charges related to bad debt expense and policyholder dividends. Previously these expenses were included in other administrative expenses and were excluded from the expense ratio and combined ratio calculations. This change increased the expense ratio in the revised presentation.

8

9 After the Expense Reclassification Q1 2010 v. Q1 2009 Comparison First Quarter 2009 and 2010 (In Thousands, Except Share & Per Share Data) Reported After Reclass 2010 2009 INCOME STATEMENT REVENUES Net premiums earned 151,441 $ 129,038 $ Commissions and fees (net) 9,868 10,237 Net investment income 13,029 12,342 Net capital gains (losses) (134) (1,992) Total Revenues 174,204 149,625 EXPENSES Net losses and loss adjustment expenses 87,480 74,895 Policy acquisition and other underwriting expenses 51,879 38,993 General selling & administrative expenses 5,906 8,166 General corporate expense 1,977 1,922 Amortization expense 1,401 1,508 Interest expense 2,443 2,782 Total Expenses 151,086 128,266 23,118 21,359 Income tax expense 7,658 7,869 Equity earnings of affiliates, net of tax 522 - Equity earnings of unconsolidated subsidiaries, net of tax 452 50 NET INCOME 16,434 $ 13,540 $ Less: Net realized gains (losses), net of tax (387) (2,797) OPERATING INCOME 16,821 $ 16,337 $ Amortization expense 1,401 1,508 OPERATING INCOME, excluding amortization expense 18,222 $ 17,845 $ Diluted earnings per common share Net income 0.30 $ 0.24 $ Net operating income 0.30 $ 0.28 $ Net operating income excluding amortization expense 0.33 $ 0.31 $ Diluted weighted average shares outstanding 55,477,098 57,410,327 GAAP Ratios Loss and LAE ratio 57.8% 58.0% Other underwriting expense ratio 34.3% 30.2% GAAP combined ratio 92.1% 88.2% First Quarter INCOME BEFORE INCOME TAXES AND EQUITY EARNINGS OF AFFILIATES AND UNCONSOLIDTAED SUBSIDIARIES

Q1 2010 Pro Forma Income Statement without the Expense Reclassification

MEADOWBROOK INSURANCE GROUP

First Quarter 2010

NOTE: Net Income and Operating Income are NOT impacted by the revised presentation.

Reclass Descriptions:

(A) Salaries and benefits have been allocated to (1) net loss and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expense based on the character of these expenses. In prior periods, salaries and benefits were included as a separate expense category. This category has now been eliminated.

(B) Other administrative expenses have been allocated to (1) net loss and loss adjustment expenses, (2) policy acquisition and other underwriting expenses, (3) general selling & administrative expenses, and (4) general corporate expense based on the character of these expenses. In prior periods, other administrative expenses were included as a separate expense category. This category has now been eliminated.

(C) Policy acquisition and other underwriting expenses have been adjusted to include charges related to bad debt expense and policyholder dividends. Previously these expenses were included in other administrative expenses and were excluded from the expense ratio and combined ratio calculations. This change increased the expense ratio in the revised presentation.

(In Thousands, Except Share & Per Share Data)

	First Quarter 2010		
INCOME STATEMENT	**unaudited Proforma First Quarter 2010 Before Reclassification**	**proforma reclass**	**First Quarter 2010 Reported**
REVENUES			
Net premiums earned	$ 151,441	$ -	$ 151,441
Commissions and fees (net)	9,868	-	9,868
Net investment income	13,029	-	13,029
Net capital gains (losses)	(134)	-	(134)
Total Revenues	174,204	-	174,204
EXPENSES			
Net losses and loss adjustment expenses	83,477	4,003	87,480
Salaries & employee benefits	21,148	(21,148) **(A)**	-
Policy acquisition and other underwriting expenses	32,976	18,903	51,879
Other administrative expenses	9,641	(9,641) **(B)**	
General selling and administrative expenses	-	5,906	5,906
General corporate expenses	-	1,977	1,977
Amortization expense	1,401	-	1,401
Interest expense	2,443	-	2,443
Total Expenses	151,086	-	151,086
INCOME BEFORE INCOME TAXES AND EQUITY EARNINGS	23,118	-	23,118
Income tax expense	7,658	-	7,658
Equity earnings of affiliates, net of tax	522		522
Equity earnings of unconsolidated subsidiaries, net of tax	452	-	452
NET INCOME	$ 16,434	$ -	$ 16,434
OPERATING INCOME	$16,821	$ -	$16,821
Amortization expense	1,401	-	1,401
OPERATING INCOME, excluding amortization expense	$ 18,222	$ -	$ 18,222
OPERATING RATIO ANALYSIS			
Net premiums earned	$ 151,441	$ -	$ 151,441
Consolidated net loss and LAE	83,477	4,003	87,480
Intercompany fees	4,003	(4,003)	-
Unconsolidated net loss and LAE	87,480	-	87,480
GAAP Loss Ratio	**57.8%**	**0.0%**	**57.8%**
Consolidated policy acquisition and other underwriting expens	32,976	18,903	51,879
Intercompany administrative and other underwriting expenses	18,083	(18,083)	-
Unconsolidated policy acquisition and other underwriting expe	51,059	820	51,879
GAAP Expense Ratio	**33.7%**	**0.5%**	**34.3%**
GAAP Combined Ratio	**91.5%**	**0.5%**	**92.1%**
Other insurance company expenses previously included in other administrative costs not included in unconsolidated other underwriting expenses [1]	820	(820) **(C)**	-

10